FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                _________Warrants


                           PALATIN TECHNOLOGIES, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                   THE WARRANTS EVIDENCED BY THIS CERTIFICATE
                                       ARE NOT EXERCISABLE AFTER 5:00 P.M.,
                             NEW YORK CITY TIME, ON
                                ___________, 2005


THIS CERTIFIES THAT ________________________ or registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase one fully paid and non-assessable share of Common Stock, par value $0.01 per share (the "Common Stock"), of Palatin Technologies, Inc., a Delaware corporation (the "Company"), at the initial exercise price of $0.01 per Warrant (the "Exercise Price") at any time prior to the Expiration Date (as hereinafter defined), by surrendering this Warrant Certificate, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price, plus transfer taxes, if any. Payment of the Exercise Price shall be made in United States currency, by certified check or money order payable to the order of the Company. The Warrants have been issued pursuant to a private placement of Warrants. With respect to the Common Stock issuable on exercise of Warrants, the Registered Holder has the registration rights set forth in the Appendix to this Warrant certificate. By exercising a Warrant, the Registered Holder agrees to be bound by the terms of the registration rights set forth in the Appendix.


                              EXERCISE OF WARRANTS

         Issuance of Common Stock. As soon as practicable after the date of exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which such Registered Holder is entitled, registered in accordance with the instructions set forth in the Form of Election to Purchase. All shares of Common Stock issued upon the exercise of any Warrants shall be validly authorized and issued, fully paid and non-assessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date of exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for shares of Common Stock.

         Certificates for Unexercised Warrants. In the event that less than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and mail, by first-class mail, within 30 days of the date of exercise, to the Registered Holder of such Warrant Certificate, or such other person as shall be designated in the Form of Election to Purchase, a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall a fraction of a Warrant be exercised, and the Company shall distribute no Warrant Certificates representing fractions of Warrants. Final fractions of shares shall be treated as provided for herein.

         Reservation of Shares. The Company shall at all times reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.


                        ADJUSTMENTS AND NOTICE PROVISIONS

         Adjustment of Exercise Price. Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

         (a) In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of shares of Common Stock issuable upon exercise of the Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holders of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such Registered Holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock (as determined below) on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price until any condition to the vesting of such rights, options or warrants shall be fulfilled or satisfied (and then only with respect to the portion thereof which shall have vested). In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

         (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the twelve (12) months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to the foregoing paragraph), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

         Current Market Price. For the purpose of any computation under this Warrant, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the fifteen (15) consecutive trading days immediately preceding the date in question. The closing price for each day shall be (a) the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange or market system (including, for purposes hereof, the American Stock Exchange ("AMEX")) on which the Common Stock, is listed or admitted to trading, (b) if the Common Stock, is not listed or admitted to trading on any national securities exchange or market system, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. through AMEX or a similar organization if AMEX is no longer reporting such information, or (c) if on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by AMEX or any similar organization, as determined by reference to the "pink sheets" published by the National Quotation Bureau or, if not so published, by such other method of determining the market value of a share of Common Stock, as the board of directors of the Company shall in good faith from time to time deem to be fair, whose determination shall be conclusive absent manifest error.

         No Adjustments to Exercise Price. No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

         Deferral of Adjustments to Exercise Price. In any case in which this Warrant shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holders of the Warrants, if any Registered Holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such exercising Registered Holder a due bill or other appropriate instrument evidencing such Registered Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         Adjustment to Number of Shares. Upon each adjustment of the Exercise Price as a result of the calculations made above the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of the Warrants prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

         Reorganization. In case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a Registered Holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Registered Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as practicable, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Registered Holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding anything to the contrary contained herein, in the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate thirty (30) days after the Company gives written notice to each Registered Holder of a Warrant Certificate that such sale or conveyance of other transfer has been consummated.

         Reclassifications. (a) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Registered Holders of the Warrants shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification or change by a Registered Holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such reclassification or change. Thereafter, appropriate provision shall be as nearly equivalent as practicable to the adjustments in this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications and changes of shares of Common Stock.

         (b) Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by the prior paragraph in which the surviving, continuing, successor, or purchasing corporation demands that all outstanding Warrants be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Registered Holders advising them of such transaction. The Registered Holders shall have ten (10) days after the date of the Merger Notice to elect to (i) exercise the Warrants in the manner provided herein or
(ii) receive from the surviving, continuing, successor, or purchasing corporation, with respect to outstanding Warrants, the same consideration receivable by a Registered Holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the exercise price of the Warrants, as determined by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. If any Registered Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

         Verification of Computations. Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment, and will make available a brief summary thereof to the Registered Holders of the Warrant Certificates, at their addresses listed on the register maintained for the purpose by the Company.

         Exercise Price Not Less Than Par Value. In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

          Notice of Certain Actions. In case at any time the Company shall propose:

                  (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                  (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

               (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described above; or

               (d) to effect any liquidation, dissolution, or winding-up of the Company;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Registered Holder of a Warrant Certificate. Such notice shall be mailed, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer or at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property, as the case may be.

         Notice of Adjustments. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to each Registered Holder of a Warrant Certificate within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

         Warrant Certificate Amendments. Irrespective of any adjustments pursuant to this Warrant, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

         Fractional Shares. The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with this Warrant.

         Adjustments Not Provided For. If any change to the capitalization of the Company should occur with respect to which a favorable adjustment to the rights and interests of the Registered Holders of the Warrants should be made, and such adjustment is not otherwise provided for in this Warrant, such appropriate adjustment should be made as determined in good faith by the Board of Directors of the Company.

         No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") which will be March 15, 2005. All Warrants evidenced hereby shall thereafter become void.


                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF REGISTERED HOLDERS
                            OF WARRANT CERTIFICATES

         Rights of Warrant Holders. No Warrant Certificate shall entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

         Lost, Stolen, Mutilated or Destroyed Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.


                                 SPLIT UP, COMBINATION, EXCHANGE, TRANSFER,
                    AND CANCELLATION OF WARRANT CERTIFICATES

         Split Up, Combination, Exchange and Transfer of Warrant Certificates. Prior to the latest time at which the Warrants may be exercised, subject to any applicable laws, rules or regulations restricting transferability, Warrant Certificates, subject to the provisions hereof, may be split up, combined or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its principal office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested in the Form of Assignment. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

         Cancellation of Warrant Certificates. Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as otherwise provided herein in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

         Agreement of Warrant Certificate Holders. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

                  (a) transfer of the Warrant Certificates shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

                  (b) prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.


                                  OTHER MATTERS

               Governing Law. The laws of the State of New York shall govern this Warrant Certificate.


         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                              PALATIN TECHNOLOGIES, INC.


                              By:
                                 -----------------------------------------------
                                       Stephen T. Wills, Vice President and
                                       Chief Financial Officer

                                     FORM OF
                              ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE
TO:

                                     (NAME)


                                        (ADDRESS, INCLUDING ZIP CODE)



                              (SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)


DELIVER
TO:

                                     (NAME)

at

                                        (ADDRESS, INCLUDING ZIP CODE)

     If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below.



     In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $ by certified check or money order payable in United States currency to the order of the Company.

Dated:
      -----------------------







(Insert Social Security or                  (Signature of registered
other identifying number                    holder)
of holder)



                                                     (Signature of registered
                                                     holder, if co-owned)


NOTE: Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.

                                     FORM OF
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignee                    Address          No. of Warrants






and does hereby irrevocably constitute and appoint _________________________ Attorney to make such transfer on the books of Palatin Technologies, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:                    , 20     .
       -------------------    -----




(Insert Social Security or                  Signature
 other identifying number
 of holder)

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    APPENDIX

                               REGISTRATION RIGHTS

1. Registered Holder. The registration rights set forth below are solely for the benefit of the Registered Holder as defined in the Common Stock purchase Warrants of Palatin Technologies, Inc., a Delaware corporation (the "Company") which expire on March 15, 2005 (the "Warrants"). Assignment of these registration rights is limited as set forth in Section 4(b).

2. Registration Rights.


     2.1 Certain Definitions. Unless otherwise defined in this Appendix, all capitalized terms in this Appendix shall have the meanings defined in the Warrants. As used in this Appendix, the following terms shall have the following meanings:

                  (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  (b) "Form S-1, Form SB-1, Form S-2, Form SB-2 and Form S-3" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, respectively, promulgated by the Commission or any substantially similar form then in effect.

                  (c) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements or similar documents in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such Registration Statement.

                  (d) "Registrable Securities" shall mean the Warrant Shares so long as such shares are ineligible for sale under subparagraph (k) of Rule 144.

                  (e) "Registration Expenses" shall mean all expenses incurred by the Company in complying with this
                           Section 2, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, accountant fees, blue sky fees and expenses and, the expense of any special audits incident to or required by any such Registration.

                  (f) "Registration Statement" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable, unless otherwise specified herein.

                    (g) "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act.

                    (h) "Securities Act" shall mean the Securities Act of 1933, as amended.


                  (i) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Appendix.

                  (j) "Selling Stockholder" shall mean a holder of Registrable Securities who requests Registration under Section 2.2 hereof.

                    (k) "Warrant Shares" shall mean the shares of Common Stock underlying the Warrants.


         2.2      Piggyback Registration

                    (a) Until the time set forth in Section 2.2(g) hereof, each time that the Company proposes to Register a public offering of its Common Stock, other than (i) pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms or (ii) on a Registration Statement filed in connection with an exchange offer or other offer of Common Stock solely to the then-existing stockholders of the Company, the Company shall promptly give written notice of such proposed Registration to all Registered Holders, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

                    (b) Each Registered Holder shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

                    (c) The Company shall have the exclusive right to select all underwriters for any underwritten public offering of securities of the Company, including all Warrant Shares. In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 2.2(b) shall contain the holder's agreement that the Registrable Securities will be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.

                    (d) Upon receipt of a written request pursuant to Section 2.2(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

                    (e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any shares proposed to be sold by the Company for its own account and any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other holders' shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, including the price at which such securities can be sold, then the number of such shares of persons other than the Company that otherwise would be included in such underwritten public offering shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first by excluding, to the extent necessary, other shares held by persons who have not exercised contractual rights to include such Shares in the offering pursuant to the Prior Registration Rights Agreements (as hereinafter defined), and then, to the extent necessary, by excluding Registrable Securities participating in such underwritten public offering, pro rata, based on the number of shares of Registrable Securities each holder proposes to include; and, then, excluding to the extent necessary, other Shares proposed to be included by the holders of other Shares who have exercised registration rights granted to them under registration rights agreements of the Company in effect on the date hereof or any other registration rights in effect on the date hereof (collectively, the "Prior Registration Rights Agreements").

                    (f) All Warrant Shares that are not included in an underwritten public offering pursuant to Section 2.2 shall be withheld from the market by the holders thereof for a period, not to exceed 12 months following a public offering, that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. The holders of such Warrant Shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.

                    (g) The registration rights provided by this Appendix shall expire with respect to any Registrable Security upon the earliest to occur of (i) the effectiveness of a Registration Statement that includes in the Registration effected thereby, at the request of a Selling Stockholder, such Registrable Security; (ii) the date on which such Registrable Security is eligible for resale under Rule 144 without regard to the volume limitations thereof; and (iii) five years from the date hereof.

         2.3 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 2 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

                  (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, using such form of available Registration Statement as is reasonably selected by the Company (unless otherwise specified herein), and use its best efforts to cause such Registration Statement to become and remain effective, keeping each Selling Stockholder advised as to the initiation, progress and completion of the Registration;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for six months, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement;

                  (c) furnish to each Selling Stockholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; provided, however, that no such prospectus need be furnished more than six months after the effective date of the Registration Statement related thereto;

                    (d) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as each Selling Stockholder shall reasonably request and do any and all other acts or things which may be reasonably necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes or provide any undertaking or make any change in its Certificate of Incorporation; and

                    (e) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.3(b) hereof, notify each Selling Stockholder of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing. The Company may delay amending or supplementing the prospectus for a period of up to 90 days if the Company is then engaged in negotiations regarding a material transaction that has not been publicly disclosed, and the Selling Stockholders shall suspend their sale of Shares until an appropriate supplement or prospectus has been forwarded to them or the proposed transaction is abandoned.

         Notwithstanding the foregoing, with respect to the proposed Registration of Registrable Securities pursuant to Section 2.2 hereof, the Company may withdraw or cease proceeding with any proposed Registration of Registrable Securities if it has withdrawn or ceased proceeding with the proposed Registration of Common Stock of the Company with which the Registration of such Registrable Securities was to be included.

          2.4 Expenses. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 2.

         2.5 Information Furnished by Registered Holder. It shall be a condition precedent to the Company's obligations under this Appendix as to any Selling Stockholder that each Selling Stockholder furnish to the Company in writing such information regarding such Selling Stockholder and the distribution proposed by such Selling Stockholder as the Company may reasonably request.

         2.6      Indemnification.


               2.6.1 Company's Indemnification of Registered Holders. The
                    Company shall indemnify each Selling Stockholder, each of its officers, directors and constituent partners, and each person controlling (within the meaning of the Securities
                    Act) such Selling Stockholder, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Selling Stockholder, each of its officers, directors and constituent partners and each person who controls any such Selling Stockholder, for any reasonable, documented legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 2.6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue (or alleged untrue) statement or omission based upon written information furnished to the Company by such Selling Stockholder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

               2.6.2 Selling Stockholder's Indemnification of Company. Each
                    Selling Stockholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Selling Stockholder, each of its officers, directors and constituent partners and each person controlling such other Selling Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Stockholder of any rule or regulation promulgated under the Securities Act applicable to such Selling Stockholder and relating to actions or inaction required of such Selling Stockholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such other Selling Stockholders, such directors, officers, partners, persons, underwriters and controlling persons for any reasonable, documented legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that such indemnification and reimbursement shall be to the extent, ------- but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder and stated to be for use in connection with the offering of Registrable Securities.

               2.6.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable, documented fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Registered Holders of a majority of the Registrable Securities).

               2.6.4 Contribution. If the indemnification provided for in this
                    Section 2.6 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any documented legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim, or in collecting such indemnity or reimbursement from the indemnifying party.



3.       Covenants of the Company.
         ------------------------

         The Company agrees to:

         (a) Notify the holders of Registrable Securities included in a Registration Statement (i) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement and (ii) upon learning of the initiation of any proceedings for the purpose of suspending such effectiveness, the existence of such proceedings. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

         (b) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on Nasdaq.

         (c) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

         (d) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Registered Holders to sell securities of the Company to the public without registration, the Company agrees to:

                  (i) make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the "1934 Act"); and

                    (iii) furnish to each holder of Warrant Shares, so long as such holder of Warrant Shares owns any Warrant Shares, forthwith upon written request (a) a written statement by the Company as to whether it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

         (e) Prior to the filing of a Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Stockholder with copies of all pages thereto, if any, which reference such Selling Stockholder.

         (f) If the Registration Statement relates to an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter's representative.

         (g) Make generally available to its security holders as soon as practicable, but not later than forty five (45) days after the close of the period covered thereby, the Company's financial statements as filed with the Commission.

                    (h) At the request of the Registered Holders who hold a majority in interest of the Registrable Securities being sold, furnish to the underwriters, if any, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Appendix (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and
                         (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

         (i) Make available for inspection by any underwriters participating in the offering and the counsel, accountants or other agents retained by such underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by such underwriters in connection with the Registration Statement.

         (j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         (k) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Registered Holders or any underwriters may reasonably request.

 4.   Miscellaneous.
      -------------

          (a) This Appendix shall be governed by and construed under the laws of the State of New York.

         (b) This Appendix may not be assigned by a Registered Holder other than to the purchaser or transferee of more than 5,000 of the Registered Holder's Warrants Warrant Shares, which purchaser or transferee shall be a permitted assign under the Warrants. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Registered Holders, their successors, permitted assigns, heirs, executors and administrators.

          (c) The Warrants, together with this Appendix, constitute the full and entire understanding and agreement among the Company and the Registered Holders with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this Appendix, express or implied, is intended to confer upon any party, other than the Company and the Registered Holders and their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Appendix, except as expressly provided herein.

         (d) In the event that any provision of this Appendix shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by law, the parties waive the benefit of any provision of law that renders any provision of the Appendix invalid or unenforceable in any respect.

         (e) Except as otherwise provided herein, any term of this Appendix may be amended, and the observance of any term of this Appendix may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Registered Holder.

         (f) All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its address as set forth in the Warrants and to the Registered Holder at its address as shown on the books of the Company.

         (g) The titles of the paragraphs and subparagraphs of this Appendix are for convenience of reference only and are not to be considered in construing this Appendix.

         (h) No waiver by the Company or the Registered Holder of any one or more defaults by any other party or parties in the performance of any of the provisions hereof shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Except as expressly provided herein, no failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                                                 [END OF APPENDIX]